                          SCHEDULE  14-A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ____)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

                               CB Bancorp, Inc.
                               ----------------
                (Name of Registrant as Specified In Its Charter)

                     John Bruno, Muldoon, Murphy & Faucette
                     --------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ]   $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:
            ....................................................................
      2)    Aggregate number of securities to which transaction applies:
            ....................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ....................................................................
      4)    Proposed maximum aggregate value of transaction:
            ....................................................................

      5)    Total fee paid:

            ....................................................................

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

                                 June 26, 1996






Dear Stockholder:

      You are cordially invited to attend an annual meeting of stockholders (the "Annual Meeting") of CB Bancorp, Inc. (the "Company"), the holding company for Community Bank, A Federal Savings Bank (the "Bank"), which will be held on July 24, 1996 at 10:00 a.m., Central Daylight Time, at the Holiday Inn, 5820 South Franklin, Michigan City, Indiana 46360.

      The attached Notice of the Annual Meeting and the proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as representatives of Crowe, Chizek and Company, the Company's independent auditors, will be present at the Annual Meeting to respond to appropriate questions.

      The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

      On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your continued support. We appreciate your interest.

                                    Sincerely yours,


                                    /s/ Joseph F. Hefferman
                                    Joseph F. Heffernan
                                    Chairman of the Board of Directors

                         ----------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 24, 1996

                              ------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CB Bancorp, Inc. will be held on July 24, 1996, at 10:00 a.m., Central Daylight Time, at the Holiday Inn, 5820 South Franklin, Michigan City, Indiana 46360.

      The Annual Meeting is for the purpose of considering and voting upon the following matters:

      1.    The election of three directors for terms of three years each;

      2. The approval of an amendment to the Certificate of Incorporation of CB Bancorp, Inc. increasing the number of authorized shares of common stock;

      3. The ratification of Crowe, Chizek and Company as independent auditors of the Company for the fiscal year ending March 31, 1997; and

      4. Such other matters as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed June 19, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event that there are not sufficient votes to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the Main Office of the Holding Company and the Bank, for a period of ten days prior to or at the Annual Meeting.

                                          By Order of the Board of Directors


                                          /s/ Allen E. Jones
                                          Allen E. Jones
                                          Secretary

Michigan City, Indiana
June 26, 1996

                              --------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                               CB BANCORP, INC.
                                 JULY 24, 1996

                              --------------------


SOLICITATION AND VOTING OF PROXIES

      This proxy statement is being furnished to stockholders of CB Bancorp, Inc. (the "Company"), in connection with the solicitation by the Board of Directors of the Company ("Board of Directors" or the "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting") to be held on July 24, 1996 at the Holiday Inn, 5820 South Franklin, Michigan City, Indiana, at 10:00 a.m., Central Daylight Time, and at any adjournments thereof. The 1996 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended March 31, 1996, accompanies this proxy statement.

      This proxy statement and the accompanying proxy card are initially being mailed to stockholders on or about June 26, 1996.

      Regardless of the number of shares of common stock owned, it is important that holders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF EACH OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

      A proxy may be revoked at any time prior to its exercise by the filing of written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company or Community Bank, A Federal Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING PROCEDURES AND VOTES REQUIRED FOR APPROVAL

      The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting except as described below. The close of business on June 19, 1996 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,175,226 shares.

      As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or to ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock (the "Amendment"), a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (ii) "ABSTAIN" with respect to the item. Under Delaware law, the favorable vote of a majority of the outstanding stock entitled to vote thereon is required to approve the Amendment. Proxies marked "ABSTAIN" and broker non-votes shall be counted as a vote against the Amendment.

      As to the ratification of Crowe, Chizek and Company as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of the votes cast, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

      Proxies solicited hereby will be tabulated by inspectors of election designated by the Board, who will not be employees or directors of the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Board for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission, in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act") by such persons or groups. Other than those persons listed below, the Company is not aware of any person or group that owns more than 5% of the Company's Common Stock as of the Record Date.




                                                               AMOUNT AND
                                                               NATURE OF
                      NAME AND ADDRESS                         BENEFICIAL         PERCENT
TITLE OF CLASS        OF BENEFICIAL OWNER                      OWNERSHIP          OF CLASS
- - --------------        -------------------                      ----------         --------

Common Stock          Community Bank, A Federal Savings         87,316(1)           7.43%
                       Bank, Employee Stock Ownership
                       Plan and Trust ("ESOP")
                      126 E. Fourth Street
                      Michigan City, Indiana  46360

Common Stock          First Save Associates, L.P.               50,400(2)           4.29
                      Second Save Associates, L.P.              39,996(2)           3.40
                      c/o First Manhattan Co.(2)
                      437 Madison Avenue
                      New York, New York  10022


                                                    -3-





                                                               AMOUNT AND
                                                               NATURE OF
                      NAME AND ADDRESS                         BENEFICIAL         PERCENT
TITLE OF CLASS        OF BENEFICIAL OWNER                      OWNERSHIP          OF CLASS
- - --------------        -------------------                      ----------         --------

Common Stock          John Hancock Advisers, Inc.               92,870(3)           7.90%
                      c/o John Hancock Mutual Life
                       Insurance Company
                      P.O. Box 111
                      Boston, MA 02117


- - --------------------
(1)  The ESOP holds 87,316  shares,  of which 37,103 shares have been allocated to employees with the remaining  shares  unallocated.  Directors  administer  the  ESOP  as  a  committee  (the  "ESOP
     Committee").  Craig Braje,  Esq., an unaffiliated  person, has been appointed as the trustee for the ESOP ("ESOP  Trustee").  The ESOP  Trustee,  subject to his  fiduciary  duty,  must vote all allocated  shares held in the ESOP in  accordance  with the  instructions  of the  participating employees.  Under the ESOP, unallocated shares held in the suspense account will be voted by the
     ESOP Trustee in a manner  calculated to most accurately  reflect the instructions  received from participants  so long as such vote is in accordance  with the provisions of Employee  Retirement
     Income Security Act of 1974, as amended ("ERISA").

(2)  Information  is based on the May 14, 1996  Amendment 3 to Schedule 13D in which First  Manhattan
     Co.  disclosed that it is the general  partner of the limited  partnerships  which together have sole voting and dispositive  authority over 90,396 shares of Common Stock.  Notwithstanding  the filing of the Schedule 13D, First Manhattan Co. has disclaimed that First Save Associates,  L.P.
     and Second Save Associates,  L.P.  constitute a "group" as that term is used in Section 13(d)(3)
     of the Securities and Exchange Act of 1934 ("Exchange Act").

(3)  Information is based on the January 29, 1996 Schedule 13G filed by John Hancock Advisors, Inc.



                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS


      The Board of Directors of the Company presently consists of seven (7) directors. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The three nominees proposed for election at the Meeting are Joseph F. Heffernan, Robert V. Ott, and James J. Broad. Messrs. Heffernan, Ott and Broad are presently directors of the Company and the Bank. Messrs. Heffernan, Ott and Broad have been directors of the Bank since 1989, 1973 and 1992, respectively. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

      In the event that such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE
OFFICERS

      The following table sets forth, as of the Record Date, the names of nominees and continuing directors, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Bank and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the Company expire and the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group.



                                                                                 SHARES OF
NAME AND PRINCIPAL OCCUPATION                                   EXPIRATION      COMMON STOCK        OWNERSHIP
AT PRESENT AND FOR THE                          DIRECTOR        OF TERM AS      BENEFICIALLY        AS PERCENT
PAST FIVE YEARS                      AGE        SINCE(1)         DIRECTOR       OWNED(2)(3)          OF CLASS
- - ---------------                      ---        --------         --------       ------------        ----------
NOMINEES

Joseph F. Heffernan                  60           1989             1999         54,555(4)(5)(6)        4.59%
   Chairman of the Board,
   President and CEO of the
   Company; served as President
   of the Bank since 1989; Mr.
   Heffernan served as President
   and CEO of Equitable Federal
   Savings Bank, Fremont,
   Nebraska from October 1984
   until joining the Bank.

Robert V. Ott                        68           1973             1999         12,408(7)              1.06
   Realtor and Real Estate
   Appraiser and Owner of Ott
   Realty and Appraisal Co.

James J. Broad                       56           1992             1999          9,300                    *
   President and Chairman of the
   Board of Imperial Steel Tank
   Company, Chicago, Illinois.
   Also part owner and director
   of Three Oaks Ford Mercury,
   Three Oaks, Michigan.


                                                              -5-



                                                                                 SHARES OF
NAME AND PRINCIPAL OCCUPATION                                   EXPIRATION      COMMON STOCK        OWNERSHIP
AT PRESENT AND FOR THE                          DIRECTOR        OF TERM AS      BENEFICIALLY        AS PERCENT
PAST FIVE YEARS                      AGE        SINCE(1)         DIRECTOR       OWNED(2)(3)          OF CLASS
- - ---------------                      ---        --------         --------       ------------        ----------

CONTINUING DIRECTORS

Marvin L. Kominiarek, Jr.,           57           1971             1998          24,662(4)(5)          2.08%
  Divisional President-Financial
  Services, Incorporated.
  Prior to joining Financial
  Services, Incorporated,
  Mr. Kominiarek was part owner
  of Kominiarek and Gring
  Insurance, an insurance
  brokerage firm in Michigan
  City, Indiana.

Jon R. Bausback                      56           1979             1998          20,040(7)(8)          1.69
  Optometrist practicing in
  Michigan City.

Ken O. Fryar                         71           1969             1997          16,563(7)             1.41
  Architect and owner of Ken
  Fryar Associates, an
  architectural firm and Ken Fryar
  Builders, Inc., a construction
  firm.

J. Patrick Smith                     64           1974             1997          12,040(7)(8)          1.02
  Attorney in private practice in
  LaPorte, Indiana

All Directors and executive                                                     192,172(9)            15.64%
    officers as a group
    (10 persons)


- - ---------------------------
*Less than 1.0% of the Company's voting stock.
(1)  Includes years of service as a director of the Bank.
(2)  Each person effectively  exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported.
(3)  All shares and  percentage  amounts  reflect the effect of a 2 for 1 stock  split in the form of a 100% stock  dividend distributed February 24, 1994 to stockholders of record on February 9, 1994.
(4)  Includes 3,852 and 1,926 shares awarded to Messrs. Heffernan and Kominiarek,  respectively, under the Community Bank, A
     Federal Savings Bank Recognition and Retention Plans and Trusts for Officers and Employees  ("MRPs"),  which vest at an annual rate of 20% of the original number of shares awarded  commencing on December 23, 1993, as to which voting may be directed by Messrs. Heffernan and Kominiarek.
                                                                                      (footnotes continued on following page)



                                                             -6-




(5)  Includes 12,329, 6,549 and 1,926 shares, which may be acquired through the exercise of stock options granted to Messrs.
     Heffernan and Kominiarek and to Mr. Kominiarek's wife,  respectively,  under the CB Bancorp,  Inc. 1992 Incentive Stock
     Option Plan ("Option Plan"), which are currently exercisable. Does not include 8,219 and 4,367 and 1,248 shares awarded to Messrs.  Heffernan and Kominiarek and to Mr. Kominiarek's wife,  respectively,  under the Option Plan, which are not presently exercisable and vest at an annual rate of 20% of the original amount granted beginning December 23, 1993.
(6)  Includes  4,996  and 895  shares  allocated  under  the ESOP to the  accounts  of  Messrs.  Heffernan  and  Kominiarek, respectively.
(7)  Includes  963 shares  granted  to each  outside  director  of the  Company  with a minimum of ten years of service as a director of the Bank under the Community  Bank, A Federal  Savings Bank  Recognition and Retention Plans and Trusts for
     Outside Directors ("DRPs") which vest at an annual rate of 20% of the original number granted commencing on the date of grant (December 23, 1992), as to which each participant presently has voting power.
(8)  Includes 9,632 shares subject to options  granted to Messrs.  Smith and Bausback under the CB Bancorp,  Inc. 1992 Stock
     Option Plan for Outside Directors ("Directors' Option Plan"), which are currently exercisable.
(9)  Includes 16,371 shares  (including  9,630 shares set forth in footnotes 4 and 7 above) subject to Awards under the MRPs and DRPs and as to which voting may be directed;  53,166 shares subject to options under the Option Plan and Directors'
     Option Plan which are currently exercisable  (including 40,068 shares set forth in footnotes 5 and 8 above); and 13,311 shares held for executive officers in the aggregate under the ESOP.



MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

      During fiscal 1996, the Board of Directors of the Company held twelve regular meetings. All directors attended at least 75% in the aggregate of the total number of Board meetings held and meetings of the committees on which they served during fiscal 1996.

      The Board of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

      The Executive Committee consists of Messrs. Heffernan, Kominiarek and Ott. This Committee generally meets twice a month to approve and/or review loans and generally exercises most powers of the Board in intervals between meetings of the Board. This Committee met 23 times in fiscal 1996.

     The Audit Committee consists of Messrs. Broad (Chairman), Bausback and Smith. The Audit Committee reviews the audited financial statements and meets with the Company and the Bank's independent auditors. This Committee met 2 times in fiscal 1996.

     The Bank's Salary Review and Personnel Committee, consisting of Messrs. Bausback, Broad, Fryar and Heffernan (Ex Officio), establishes compensation for the Bank's executive officers and other employees.

     The Bank's Interest Rate Risk/Business Plan Committee consists of Messrs. Heffernan, Kominiarek and Ott and is responsible for supervising the Bank's Business Plan and for establishing and monitoring the Bank's Asset/Liability management policies and practices.

      The Company's Nominating Committee for the 1996 Annual Meeting consisted of Messrs. Fryar, Kominiarek and Smith. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met one time in fiscal 1996.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Directors of the Company receive fees of $250 per quarter. Directors of the Bank receive fees of $900 per month. Members of the Executive Committee receive additional monthly fees of $375.

      DIRECTORS' OPTION PLAN. Under the CB Bancorp, Inc. 1992 Stock Option Plan for Outside Directors (the "Directors' Plan"), each Outside Director who had completed ten years of service with the Bank was granted, effective December 23, 1992, non-statutory stock options to purchase 9,632 shares of Common Stock (as adjusted for the 2-for-1 stock split). The Exercise price per share of each option granted to date is $5.00 per share as adjusted for the 2-for-1 stock split. All options granted to date are immediately exercisable. Each outside director who has completed an initial ten years of service as a director of the Bank subsequent to December 23, 1992 (referred to herein as a "Subsequent Outside Director") will be granted non-statutory stock options to purchase 9,632 shares of Common Stock effective one year following the date of completion of the initial ten year term, if available. The exercise price per share of each option, if granted, will be the fair market value of the Common Stock on the date of the grant. No options were granted under the Directors' Option Plan in fiscal 1996.

      RECOGNITION AND RETENTION PLANS AND TRUSTS FOR OUTSIDE DIRECTORS. Under the DRPs, each outside Director who had completed ten years of service with the Bank was awarded 2,408 shares of Common Stock effective December 23, 1992 as adjusted for the 2-for-1 stock split. Outside Directors earn shares awarded to them at the rate of 20% per year beginning one year from December 23, 1992. Each Subsequent Outside Director will be granted an award of 2,408 shares of Common Stock, effective one year following the date of completion of the initial ten year term, if available. When shares become vested and are actually distributed in accordance with the DRPs, participants will also receive amounts equal to any accrued dividends with respect thereto. Awards will be 100% vested upon termination due to death, disability or normal retirement or following a change in control.

      OUTSIDE DIRECTORS' EMERITUS PLAN. The Bank has adopted the Outside Directors' Emeritus Plan (the "Directors' Emeritus Plan") to replace the Outside Directors' Consultation and Retirement Plan. The purpose of the Directors' Emeritus Plan is to ensure that the Bank may, if the Board so desires, have the continued service and assistance of directors who are not officers or employees of the Bank in the conduct of the Bank's business in the future. These directors have provided, and will continue to provide, expertise in enabling the Bank to experience successful growth and development.

       The Directors' Emeritus Plan provides that a participant will be eligible, upon termination due to retirement, resignation, discharge, death, disability or otherwise, to receive an amount equal to the most recently received monthly board fee paid to the Outside Director prior to his termination for a period of 48 months. Directors eligible to participate in the Directors' Emeritus Plan consist of directors who are not active officers or employees of the Bank, who have served as a director for at least three consecutive years and have obtained the age of 55. However, an Outside Director with three years of continuous service whose termination is due to retirement and is prior to his obtaining age 55 will become eligible to receive benefits under the Directors' Emeritus Plan when he reaches age 55. In addition, if an Outside Director with three years of continuous service becomes disabled or dies prior to reaching age 55 or prior to his electing director emeritus status, he or his beneficiary shall receive benefits under the Directors' Emeritus Plan.

      DIRECTORS' DEFERRED FEE PLAN. In 1994, the Company implemented an unfunded deferred compensation plan for its Board of Directors. Under the terms of the plan, directors may elect to defer a portion of their fees with interest credited to the participant's deferred balance at the greater of the Bank's three-year moving average return on equity or an 8% annualized rate. The plan provides for post-retirement benefits to the participating directors based upon the tax deferred accumulation of deferred directors' fees. In addition to retirement benefits, the plan provides for a pre-retirement disability and/or death benefit, a post-retirement death benefit and a burial expense benefit to the participating directors' beneficiary or estate at the time of death. At March 31, 1994, Directors Heffernan, Broad, Fryar, Ott, Bausback, Kominiarek and Smith had elected to defer all or a portion of their directors' fees. At March 31, 1996, deferred directors' fees and accumulated interest on such deferred fees totalled $29,027 for Messrs. Heffernan, Broad, Fryar and Ott and $16,555, $11,916 and $7,740 for Messrs. Bausback, Kominiarek and Smith, respectively.

EXECUTIVE COMPENSATION

      SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ended March 31, 1996, 1995 and 1994, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer (the "Named Executive Officer"). No other executive officer of the Company or the Bank received an amount in salary and bonus in excess of $100,000 in fiscal 1996. Other than certain directors' fees, the Company did not pay any cash compensation to any individual during fiscal 1996.




                                    ANNUAL COMPENSATION                             LONG TERM COMPENSATION
                      ------------------------------------------------      ---------------------------------------
                                                                                       AWARDS              PAYOUTS
                                                                            --------------------------     --------
                                                                                            SECURITIES
                                                                                            UNDERLYING
                                                                            RESTRICTED      EXERCISED
   NAME AND                                               OTHER ANNUAL        STOCK         OPTIONS/       ALL LTIP       OTHER
   PRINCIPAL           FISCAL     SALARY      BONUS       COMPENSATION       AWARD(S)         SARS         PAYOUTS     COMPENSATION
   POSITION             YEAR      ($)(1)      ($)(2)         ($)(3)         ($)(4)(5)        (#)(6)          ($)          ($)(7)
- - --------------          ----      ------      ------      ------------      ----------      ----------     --------    ------------

Joseph F. Heffernan     1996     $131,401     $ --           $ --             $ --            $ --          $ --         $33,705
  Chairman of the
  Board, President      1995      121,684       --             --               --              --            --          21,669
  and CEO of the
  Company               1994      111,025       --            153               --              --            --          12,404


===================================================================================================================================

        (1)  Includes director's fees for CB Bancorp, Inc. and Community Bank, A Federal Savings Bank.
        (2)  No bonus was paid or accrued in fiscal 1996, 1995 or 1994.
        (3)  For fiscal years ended March 31, 1996, 1995 and 1994,  there were no (a) perquisites  over the lesser of $50,000 or 10%
             of the individual's  total salary and bonus for the years; (b) payments of earnings with respect to long term incentive plans prior to settlement or maturation; (c) tax payment reimbursements; or (d) preferential discounts on stock.
        (4)  The dollar value of shares awarded to Mr. Heffernan  pursuant to the Community Bank, A Federal Savings Bank Recognition
             and Retention Plans and Trusts for Officers and Employees  ("MRP") is based on the initial public offering price of the common stock of $5.00 per share (as adjusted for the 2-for-1 stock split).  Such awards vest in equal installments at a rate of 20% per year commencing on December 23, 1993. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated  dividends and earnings  thereon (if any). At the Record Date, 5,778 shares granted under the MRP to Mr. Heffernan had vested.
        (5)  All share and share price disclosures reflect the Company's 2-for-1 stock split distributed on February 24, 1994.
        (6)  The Company  maintains the Option Plan for the benefit of officers and key employees.  Options granted  pursuant to the
             Option Plan vest at a rate of 20% per year beginning one year from the date of grant (December 23, 1992). At the Record
             Date, 12,329 options granted to Mr. Heffernan under the Option Plan had vested. Options granted include limited rights.
        (7)  Represents shares allocated to the Bank's Employee Stock Ownership Plan ("ESOP") at market value on the allocation date of December 31, 1995 of $33,705 for Mr.  Heffernan.  As of March 31,  1996,  three  allocations  have been made to each participant's ESOP account.

                                    -10-

      EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements with Mr. Heffernan, who is sometimes referred to herein as the "executive." These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base.

      The employment agreements with the Bank and the Company provide for a three-year term. Commencing on the first anniversary date and continuing each anniversary date thereafter, the respective Boards of Directors may extend the agreements for an additional year so that the remaining terms shall be three years. The agreements provide that the executive's base salary will be reviewed annually. In addition to the base salary, the agreements provide for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by the Bank or the Company for cause at any time. In the event the Bank or the Company choose to terminate the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Bank and the Company upon (i) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment,
(ii) liquidation or dissolution of the Bank or the Company, or (iii) a breach of the agreement by the Bank or the Company, the executive, or in the event of death, his beneficiary, would be entitled to severance pay or liquidated damages in an amount equal to the salary to which he would be entitled for the remaining term of the agreement. The agreements provide that the failure to re-elect the executive to his current offices or to nominate the executive to the board of directors shall constitute an event of termination.

      If termination as described above follows a change in control of the Bank or the Company, the executive or, in the event of death prior to payment, his beneficiary, would be entitled to a severance payment equal to three times his average annual compensation over the past three years of employment with the Bank or the Company. The Bank and the Company would also continue the executive's life, health and disability coverage for the remaining unexpired term of the agreements. The employment agreements contain a provision to the effect that if, in the event of a change in control, the aggregate payments under the agreements would constitute an excess parachute payment under Section 280G of the Code (which imposes an excise tax on the recipient and denial of the deduction for such excess amounts to the employer), payments under the agreements shall be reduced to one dollar below the amount which would trigger an excise tax under Section 280G. Payments to the executive under the Bank's agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

      For purposes of the employment and change in control agreements and the stock option plans described herein, a "change in control" generally means the acquisition by any person or group of persons of 25% or more of the Company's or the Bank's outstanding securities, a change in the incumbent boards of directors such that incumbent members (which includes members approved by incumbent members) cease to constitute a majority of the respective boards, or a transaction in which the Bank or the Company is not the surviving institution.

      In the event of a change in control, based upon the past fiscal year's compensation, the executive would be entitled to receive a severance payment of $364,110 in addition to other non-cash benefits provided under the employment agreements.

     STOCK OPTION PLAN. The Company maintains the CB Bancorp, Inc. 1992 Incentive Stock Option Plan (the "Option Plan"). There were no grants to the Named Executive Officer under the Option Plan during the fiscal year ended March 31, 1996.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officer as of March 31, 1996. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of existing stock options and the fiscal year-end price of the Common Stock. No options were exercised by the Named Executive Officer duirng fiscal 1996.


                                   FISCAL YEAR-END OPTION/SAR VALUES
                                   ---------------------------------


                                                                        VALUE OF UNEXERCISED
                                  NUMBER OF SECURITIES                      IN-THE-MONEY
                                    OPTIONS/SARS AT                        OPTIONS/SARS AT
                                 FISCAL YEAR-END (#)(1)                 FISCAL YEAR-END($)(2)
NAME                            EXERCISABLE/UNEXERCISABLE             EXERCISABLE/UNEXERCISABLE
- - --------------                  -------------------------             -------------------------

Joseph F. Heffernan                   12,329/8,219                        $160,277/$106,842


- - ------------------
(1)  Based upon $18.00,  the closing bid price of the Common Stock as reported on the Nasdaq Small-Cap
     Market on March 31, 1996. The exercise price of the options is $5.00.
(2)  Options  are  subject to limited  rights  (SARs)  pursuant  to which the  options,  to the extent outstanding for at least six months,  may be exercised in the event of a change in control of the
     Company or the Bank.  Upon the  exercise of limited  rights,  the  optionee  would  receive  cash payments equal to the difference  between the exercise price of the related option on the date of grant and the fair market value of the underlying  shares of Common Stock on the date the limited rights is exercised.



INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

      The FIRREA requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital or surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Bank's policy regarding loans to directors and executive officers is in accordance with the requirements of the FIRREA.

      At March 31, 1996, all outstanding loans made by the Bank to directors and executive officers and members of their immediate families had been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.


                 PROPOSAL 2.  APPROVAL OF AN AMENDMENT TO THE
                    COMPANY'S CERTIFICATE OF INCORPORATION
                  INCREASING THE NUMBER OF AUTHORIZED SHARES
                                OF COMMON STOCK

     At a meeting of the Board of Directors held on March 20, 1996, the Board of Directors unanimously approved and agreed to recommend to the Company's stockholders that they approve the adoption of an amendment to the Company's Certificate of Incorporation that would increase the number of authorized shares of the Common Stock from the 1,500,000 shares presently authorized to 3,000,000 shares. The Board of Directors believes that this proposal is in the best interest of the Company and its stockholders and recommends a vote FOR the proposed amendment.

     Paragraph A of Article FOURTH of CB Bancorp's Certificate of Incorporation states:

     "A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is two million (2,000,000) consisting of:
          1. Five hundred thousand (500,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

          2. One million and five hundred thousand (1,500,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock")."

     The Board of Directors has approved an amendment to Article FOURTH, paragraph A of the Certificate of Incorporation increasing the total number of authorized shares of all classes of stock from 2,000,000 to 3,500,000 and by increasing the number of authorized shares of Common Stock from 1,500,000 to 3,000,000 shares. A copy of the Amendment is attached to the proxy statement as Exhibit A. The par value of the Common Stock and Preferred Stock will remain $.01 per share. The amendment is subject to the approval of shareholders of the Company.

PURPOSE OF AMENDMENT

     The Certificate of Incorporation currently authorizes the issuance of up to 1,500,000 shares of Common Stock and 500,000 shares of Preferred Stock. As of the Record Date, the Company had 1,175,226 shares of Common Stock outstanding and none of the authorized shares of Preferred Stock were outstanding. The Board of Directors considers the proposed increase in the number of authorized shares desirable because it would give the Board the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, financings, employee benefits and for other general corporate purposes. Without an increase in the number of authorized Common Stock, the number of available shares for issuance may be insufficient to consummate one or more of the above transactions. Approving an increase in the number of authorized shares at this time would also avoid the expense and delay incidental to obtaining stockholder approval of an amendment to the Certificate of Incorporation increasing the number of authorized shares at the time of one of the transactions described above, except as may be required for a particular issuance by applicable law. As a result, the Board is proposing an amendment of the Certificate of
Incorporation to increase the authorized Common Stock from 1,500,000 to 3,000,000 shares, which would increase the authorized, unissued and unreserved Common Stock available for issuance from 324,774 to 1,824,774 shares.

      Authorized, unissued and unreserved common stock may be issued from time to time for any proper purpose without further action of the shareholders, except as required by the Certificate of Incorporation, applicable law or the listing requirements of the Nasdaq Small-Cap Market, on which the Common Stock is listed. Delaware law requires that an amendment to the Certificate of Incorporation be approved by a majority of the outstanding shares of Common Stock.

      Each share of Common Stock authorized for issuance has the same rights and is identical in all respects with each other share of Common Stock. The newly authorized shares of Common Stock will not affect the rights, such as voting and liquidation rights, of the shares of Common Stock currently outstanding. Shareholders will not have preemptive rights to purchase any subsequently issued shares of Common Stock. The Company has no current plans to issue the newly authorized shares of Common Stock.

      The ability of the Board of Directors to issue additional shares of Common Stock without additional shareholder approval may be deemed to have an anti-takeover effect, since unissued and unreserved shares of Common Stock could be issued by the Board of Directors in circumstances that may have the effect of deterring takeover bids. The Board of Directors does not intend to issue any additional shares of Common Stock except on terms which it deems in the best interests of the Company and its shareholders.

      UNLESS  MARKED TO THE  CONTRARY,  THE SHARES  REPRESENTED  BY THE ENCLOSED
PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 1,500,000 SHARES TO 3,000,000 SHARES.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
               INCORPORATION INCREASING THE NUMBER OF AUTHORIZED
                            SHARES OF COMMON STOCK.

                   PROPOSAL 3.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS


      The Company's and the Bank's independent auditors for the fiscal year ended March 31, 1996 were Crowe, Chizek and Company. The Company's Board of Directors has reappointed Crowe, Chizek and Company to continue as independent auditors for the Company for the fiscal year ending March 31, 1997 subject to ratification of such appointment by the stockholders.

      Representatives of Crowe, Chizek and Company will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                            ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

      To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1997, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than February 26, 1997. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

      The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the time originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1996 Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

      A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED MARCH 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO GEORGE L. KOEHM, VICE PRESIDENT AND TREASURER, 126 E. FOURTH STREET, MICHIGAN CITY, INDIANA 46360.

                                          By Order of the Board of Directors



                                          /s/ Allen E. Jones
                                          Allen E. Jones
                                          Secretary


Michigan City, Indiana
June 26, 1996


      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                    EXHIBIT A




                           CERTIFICATE OF AMENDMENT
                                    TO THE
                         CERTIFICATE OF INCORPORATION
                              OF CB BANCORP, INC.


      Paragraph A of Article FOURTH of CB Bancorp's Certificate of Incorporation is hereby amended to state:

      "A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is three million and five hundred thousand (3,500,000) consisting of:

           1. Five hundred thousand (500,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

           2. Three million (3,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock")."

                                 [FRONT SIDE]

                                REVOCABLE PROXY

                               CB BANCORP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 24, 1996
                                  10:00 A.M.
                      ----------------------------------

     The undersigned hereby appoints the Proxy Committee of the Board of CB Bancorp, Inc. (the "Company"), each with full power of substitution to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of CB Bancorp, Inc. which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Holiday Inn, 5820 South Franklin, Michigan City, Indiana, on July 24, 1996, at 10:00 a.m., Central Daylight Time, and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

     Joseph F. Heffernan, Robert V. Ott and James J. Broad

     FOR                  VOTE WITHHELD              FOR ALL EXCEPT
     ---                  -------------              --------------

     /  /                   /  /                         /  /

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

  ---------------------------------------------------------------------------

2. The approval of an amendment to the Certificate of Incorporation of CB Bancorp, Inc. increasing the number of authorized shares of common stock.

     FOR                  AGAINST                    ABSTAIN
     ---                  -------                    -------

     /  /                  /  /                       /  /

3. The ratification of Crowe, Chizek and Company as independent auditors of the Company for the fiscal year ending March 31, 1997.

     FOR                  AGAINST                    ABSTAIN
     ---                  -------                    -------

     /  /                  /  /                       /  /


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
LISTED PROPOSALS.

                                  [BACK SIDE]


     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting and of a Proxy Statement dated June 26, 1996.


                                    Dated:
                                          ---------------------------


                                    PRINT NAME OF STOCKHOLDER
                                    -------------------------


                                    SIGNATURE OF STOCKHOLDER
                                    ------------------------


                                    PRINT NAME OF STOCKHOLDER
                                    -------------------------


                                    SIGNATURE OF STOCKHOLDER
                                    ------------------------

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                      ----------------------------------

                PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.